              As filed with the Securities and Exchange Commission
                              on December 3, 1996
                      Registration No. 33-42927; 811-6419

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                                                                         [X]
                        Post-Effective Amendment No. 28

                                      And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]

                              Amendment No. 29                           [X]

                        (Check appropriate box or boxes)

                             ----------------------

                             STAGECOACH FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

                             ----------------------

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant             [ ]  on _________ pursuant
      to Rule 485(b), or                                to Rule 485(b)

[ ]   60 days after filing pursuant                [ ]  on _________ pursuant
      to Rule 485(a)(1), or                             to Rule 485(a)(1)

[X]   75 days after filing pursuant                [ ]  on ___________pursuant
      to Rule 485(a)(2), or                             to Rule 485(a)(2)

If appropriate, check  the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal period ending September 30, 1996, was filed with the Securities and Exchange Commission on or about November 27, 1996.

                                EXPLANATORY NOTE

             This Post-Effective Amendment to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to register a new series of the Company offering a single class of shares - the California Tax-Free Money Market Trust.

             This Amendment does not affect the Registration Statement for the Company's Aggressive Growth, Arizona Tax- Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Government Money Market Mutual, Growth and Income, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual and U.S. Government Allocation Funds.

                             Cross Reference Sheet

                     CALIFORNIA TAX-FREE MONEY MARKET TRUST

Form N-1A Item Number

Part A            Prospectus Captions
------            -------------------
[S]               [C]
 1                Cover Page
 2                Prospectus Summary; Summary of Fund Expenses
 3                Not Applicable
 4                The Fund and Management; Prospectus Appendix-Additional
                  Investment Policies
 5                How the Fund Works; The Fund and Management; Management and
                  Servicing Fees
 6                The Fund and Management; Investing in the Fund
 7                Investing in the Fund; Dividends; Taxes
 8                How to Redeem Shares
 9                Not Applicable

Part B            Statement of Additional Information Captions
------            --------------------------------------------

10                Cover Page
11                Table of Contents
12                Introduction
13                Investment Restrictions; Special Considerations Affecting
                  California Municipal Obligations; Additional Permitted
                  Investment Activities; SAI Appendix
14                Management
15                Management
16                Management; Servicing Plan
                  Independent Auditors; Fund Expenses
17                Portfolio Transactions
18                Capital Stock; Other
19                Determination of Net Asset Value
20                Federal Income Taxes
21                Distribution Plan
22                Performance Calculations
23                Financial Information

Part C            Other Information
------            -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                     [LOGO]

                                   ----------
                                   PROSPECTUS
                                   ----------

                     CALIFORNIA TAX-FREE MONEY MARKET TRUST

                               FEBRUARY 17, 1997

                              STAGECOACH FUNDS(R)

                     CALIFORNIA TAX-FREE MONEY MARKET TRUST

Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one fund of the Stagecoach Family of Funds -- the CALIFORNIA TAX-FREE MONEY MARKET TRUST (the "Fund").

The CALIFORNIA TAX-FREE MONEY MARKET TRUST seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated February 17, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 800-222-8222.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND PROVIDES THE FUND WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED






                                                                     PROSPECTUS

WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                     PROSPECTUS DATED FEBRUARY 17, 1997





                                                                     PROSPECTUS

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY                                                            1

SUMMARY OF FUND EXPENSES                                                      3

HOW THE FUND WORKS                                                            4

THE FUND AND MANAGEMENT                                                       8

INVESTING IN THE FUND                                                         9

DIVIDENDS                                                                    11

HOW TO REDEEM SHARES                                                         11

MANAGEMENT AND SERVICING FEES                                                12

TAXES                                                                        15

PROSPECTUS APPENDIX - ADDITIONAL
  INVESTMENT POLICIES                                                       A-1





                                                                     PROSPECTUS

                               PROSPECTUS SUMMARY

   The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q.  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The Fund seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. Under normal market conditions, substantially all of the Fund's assets will be invested in municipal obligations that are exempt from federal income tax and California personal income tax.

See "How the Fund Works -- Investment Objective and Policies" and "Prospectus
    Appendix -- Additional Investment Policies" for further information on investments.

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Since the Fund invests primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect this Fund's investments. Also, the Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Funds Work--Risk Factors" and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages the Fund's investments. Wells Fargo Bank also provides the Fund with transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a





                                       1                             PROSPECTUS
    selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees" for further information.

Q.  HOW DO I INVEST?

A. Qualified investors may invest by purchasing Fund shares at the net asset value per share without a sales charge ("NAV"). Qualified investors include customers ("Customers") who maintain qualified accounts with the trust division of Wells Fargo Bank or an affiliate of Wells Fargo Bank (a "Bank"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the Customer's account with a Bank under the terms of the Customer's account agreement with the Bank. Investors wishing to purchase Fund shares should contact their account representatives. See "Investing in the Fund" for additional information.

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem your shares at NAV, without charge by the Company. Fund shares held by a Bank on behalf of its Customers must be redeemed under the terms of the Customer's account agreement with the Bank. Banks are responsible for transmitting redemption requests to the Company and crediting their Customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Shares."

Q.  HOW WILL I RECEIVE  DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income of the Fund are declared daily, paid monthly and automatically reinvested in additional shares of the Fund at NAV. Shareholders also may elect to receive dividends in cash. Any capital gains are distributed at least annually in the same manner as dividends. See "Dividends" for additional information.





                                       2                             PROSPECTUS

                            SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    None
Sales Charge Imposed on Reinvested Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .    None
Sales Charge Imposed on Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    None
Exchange Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    None

                             ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee (after waivers or reimbursements)(1). . . . . . . . . . . . . . . . . . . . . . .    0.00%
Other Expenses (after waivers or reimbursements)(2). . . . . . . . . . . . . . . . . . . . . . .    0.20%
TOTAL FUND OPERATING EXPENSES (after waivers or
  reimbursements)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.20%
------------

(1) Management Fees (before waivers or reimbursements) would be payable at a maximum annual rate of 0.50%.

(2) Other Expenses (before waivers or reimbursements) and Total Fund Operating Expenses (before waivers or reimbursements) would be 0.49% and 0.99%, respectively. The Fund has adopted a defensive distribution plan under Rule 12b-1 of the Investment Adviser's Act of 1940 ("the 1940 Act"), which does not result in any added expenses to the Fund.

Note:    The table does not reflect any charges that may be imposed by Wells
Fargo Bank or another Bank directly on certain customer accounts in connection with an investment in the Fund.


EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment in a Fund, assuming a 5% annual return and redemption at the end of each time period indicated:

                                                          1 YEAR                        3 YEARS
                                                          ------                        -------
California Tax-Free Money Market Trust                       $2                            $6

                             EXPLANATION OF TABLES

   The purpose of the above tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will bear directly or indirectly.





                                       3                             PROSPECTUS

   SHAREHOLDER TRANSACTION EXPENSES are charges incurred when an investor buys or sells Fund shares. Fund shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

   ANNUAL FUND OPERATING EXPENSES for Fund shares are based on applicable contract amounts restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the Company's current fiscal year, except that "Other Expenses" is based on estimated amounts for the current fiscal year. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that time. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."

   EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.


                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES

         Set forth below is a description of the investment objectives and related policies of the Fund.

         The Fund seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations. This investment objective is fundamental and cannot be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective. Wells Fargo Bank, as investment adviser to the Fund, pursues the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from both federal income tax and California personal income tax: bonds, notes, and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments"). The Fund also may invest in obligations issued by the U.S. Virgin Islands, Puerto Rico and Guam, the interest on which also is exempt from federal income tax and California personal income tax.





                                       4                             PROSPECTUS

         The Fund seeks to maintain a net asset value of $1.00 per share. Its assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition as determined in accordance with Rule 2a-7 under the 1940 Act and the dollar-weighted average maturity of the Fund's investments is 90 days or less.

         The Fund may temporarily invest some of its assets in certain high-quality, taxable money market instruments or may engage in certain other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic and foreign banks, foreign securities, rated commercial paper, taxable municipal obligations, repurchase agreements, and loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax and California personal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes. An additional description of tax- free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix--Additional Investment Policies" section below and in the SAI.

         As a matter of fundamental policy, at least 80% of the Fund's net assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and not subject to the federal alternative minimum tax (or in other open-end tax-free money market funds with a similar fundamental policy). At least 65% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income tax.
However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations. The Fund's investment adviser may rely either on the opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in California municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. For additional descriptions of the types of securities and investment practices used by the Fund, see "Risk Factors" and "Prospectus Appendix -- Additional Investment Policies" in this Prospectus and "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI.


RISK FACTORS

   Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual





                                       5                             PROSPECTUS
funds that do not limit their investment to the high credit quality instruments in which the Fund invests. The Fund may invest in illiquid securities (including certain restricted securities) which may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

   The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. Of course, the Fund cannot guarantee a $1.00 share price. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors.

    The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

   - capped floaters (on which interest is not paid when market rates move above a certain level);

   - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

   - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

   - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

   - inverse floaters (which reset in the opposite direction of their index).

         Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters." The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates ("PSA") floaters or JJ Kenney index floaters.





                                       6                             PROSPECTUS

         Since the Fund invests primarily in securities issued by California and its agencies and municipalities, events in California are more likely to affect the Fund's investments. While the Fund seeks to reduce risk by investing its assets in securities of various issuers, the Fund is considered to be nondiversified for purposes of the 1940 Act. However, the Fund will comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code"), diversification requirements, as described in the "Prospectus Appendix--Additional Investment Policies" section below.

         California is experiencing recurring budget deficits caused by lower than anticipated tax revenues and increased expenditures for certain programs. These budget deficits have depleted the state's available cash resources, and the state has recently had to use a series of external borrowings to meet its cash needs. In addition, since 1992 some of the credit rating agencies have assigned their third highest rating to certain of the state's debt obligations. On July 15, 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." On
July 15, 1996, Standard & Poors upgraded its rating back to "A+."   Since the
Fund may invest only in securities rated in the top two rating categories, any further rating downgrade of the state's debt obligations may impact the availability of securities that meet the Fund's investment policies and restrictions. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the Fund's investment objective and investment policies. The rating agencies also continue to monitor events in the state and the state and local governments' responses to budget shortfalls. See "Special Considerations Affecting California Municipal Obligations" in the SAI.

PERFORMANCE

The performance of the Fund may be advertised from time to time in terms of current yield, effective yield, and average annual total return. In addition, the Fund's performance may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. Performance figures are based on historical results and are not intended to indicate future performance.

         Yield refers to the income generated by an investment in the Fund over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent and effective tax-equivalent yields assume that a stated income tax rate has been applied to determine the tax-equivalent figures. Application of a stated income-tax rate results in higher yield and effective yield figures.

         Average annual return is based on the overall dollar or percentage change of an investment in the Fund and assumes the investment is at NAV and all dividends and distributions are also reinvested at NAV in shares of the Fund.





                                       7                            PROSPECTUS

         In addition to presenting these standardized performance calculations, at times, the Fund may also present non- standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates.

         Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the front cover of the Prospectus.

                            THE FUND AND MANAGEMENT

   The Fund is one fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other series. For information on another fund, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.

   The Company's Board of Directors supervises the funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A shareholder of record of the Fund is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.


MANAGEMENT

   Wells Fargo Bank serves as the Fund's investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent for the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank provided investment advisory services for approximately $___ billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser or sub-adviser to other separately managed series of the Company, and to five other registered, open-end, management investment companies which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

   Stephens is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center





                                       8                            PROSPECTUS

Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

   Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


                             INVESTING IN THE FUND

SHARE PRICE

   The price of a Fund share is its "net asset value" or NAV. The NAV of shares of the Fund is computed by adding the value of its portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of Fund shares outstanding. All expenses, including fees paid to the investment adviser and co-administrators, are accrued daily and taken into account for the purposes of computing NAV, which is expected to fluctuate daily. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

   Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently the holidays observed by the Fund are New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

   Wells Fargo Bank calculates the Fund's NAV as of 12:00 Noon (Pacific time) each Business Day. All transaction orders are processed at the NAV next determined after the order is received.





                                       9                            PROSPECTUS

   The Fund's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.


HOW TO BUY SHARES

   Shares of the Fund are sold without a sales load on a continuous basis to Customers who maintain qualified accounts with the trust division of a Bank. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at a Bank through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions are sent to the Bank involved. A Bank (or its nominee) is normally the holder of record of Fund shares acting on behalf of its Customers and reflects its Customers beneficial ownership of shares in the account statements provided to its Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by a Customer's account agreement with a Bank. Investors wishing to purchase shares of the Fund should contact their account representatives or call 1-800-222-8222.

   Purchase orders for shares in the Fund must be received by the Fund by 12:00 Noon (Pacific time) on a Business Day. Payment for such shares must also be made in federal funds or other funds immediately available to the Custodian no later than 12:00 Noon (Pacific time) on the same Business Day that the purchase order is received. Orders for the purchase of shares are executed at the NAV per share (the "public offering price") next determined after receipt of both an order and payment in proper order. The Fund has no minimum initial or subsequent investment requirement, although a Bank may impose certain minimum Customer account requirements.

   The Bank is responsible for transmitting orders for purchases by Customers and delivering required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the Bank will be responsible for any loss to the Fund or its shareholders. A Bank may charge certain account fees depending on the type of account the investor has established. Payment for shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

   The Company reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued.

    For additional information on tax-deferred accounts, please contact a shareholder servicing agent or selling agent or call 1-800-222-8222.





                                       10                            PROSPECTUS

    Shares of a tax-free fund such as the Fund may not be suitable investments for tax-exempt institutions or tax- deferred retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Federal Income Taxes--Special Tax Considerations" in the SAI. In addition, Fund shares are not available in all states.

STATEMENTS AND REPORTS

   If a Bank is the recordholder for an investor's account, the Bank sends the investor a monthly account statement after the end of each month in which there has been a transaction that affects the share balance or Fund account registration. A statement with tax information for each year is mailed to investors during January of the following year and also is filed with the Internal Revenue Service ("IRS"). At least twice a year, investors receive financial statements from the Fund.

                                   DIVIDENDS

   Dividends from net investment income are declared daily payable to shareholders of record as of 12:00 Noon (Pacific time). If your purchase order is received before 12:00 Noon on any Business Day, you begin earning dividends on the day your purchase order is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Fund distributes any capital gains at least annually. The Fund does not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

   Dividends declared in a month generally are paid on the last Business Day of that month. All dividends are reinvested automatically in additional shares of the Fund at NAV or, at the option of the investor, paid in cash. Distributions from net realized securities gains are declared and paid once a year, but the Fund may make distributions on a more frequent basis. In all cases, distributions will be made in a manner that is consistent with the provisions of the 1940 Act.

                              HOW TO REDEEM SHARES

   Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Shares held by a Bank on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Bank. The Bank is responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Fund shares normally are wired to the redeeming Bank the following Business Day after receipt of the request by the Company. The Company reserves the





                                       11                            PROSPECTUS
right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.

   To be accepted by the Company, a letter requesting redemption must include:
(i) the Fund's name and account registration from which the shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

   All redemptions of Fund shares are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by an investor during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by investors in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient were to sell such securities, the investor might incur brokerage charges.

   A redemption may result in a recognized gain or loss for federal income tax purposes, irrespective of whether the redemption is paid in cash or in kind.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

   Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.50% of the Fund's average daily net assets, and may waive such fee in whole or in part. Any





                                       12                            PROSPECTUS
such waiver will reduce the Fund's expenses and, accordingly, have a favorable
impact on the Fund's yield.   From time to time, the Fund, consistent with its
investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

   Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement for a fee calculated as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

   For its transfer and dividend disbursement agency services, Wells Fargo Bank is entitled to receive a fee at the annual rate of 0.04% of the Fund's average daily net assets.

SHAREHOLDER SERVICING AGENTS

   The Fund has entered into a servicing plan and related shareholder servicing agreement with Wells Fargo Bank and may enter into similar agreements with other Banks ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison servicing with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.20% of the average daily net assets attributable to the shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers ("NASD Rules").

   A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.





                                       13                            PROSPECTUS

ADMINISTRATOR AND CO-ADMINISTRATOR

   Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as Administrator and Stephens as Co-administrator, provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of ____% and ____%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.

SPONSOR AND DISTRIBUTOR

   Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares.


DEFENSIVE 12B-1 PLAN

   The Fund has entered into a "defensive" Distribution Plan under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan reflects that, to the extent any fees paid pursuant to the servicing plan are deemed to be "primarily intended to result in the sale of shares" of the Fund, such fees are approved pursuant to the Plan. The Plan will not result in any separate payment of fees by the Fund.


FUND EXPENSES

   From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors, legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator, or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the





                                       14                            PROSPECTUS

Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.
                                     TAXES

   The Company intends to qualify the Fund each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund is treated as a separate entity for federal income tax purposes and, thus, the provisions of the Code applicable to regulated investment companies are applied to the Fund separately, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses are determined separately for the Fund. By complying with the applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and any net realized capital gains distributed to its shareholders. The Fund intends to pay out substantially all of its net investment income and any net realized capital gains each year.

   Dividends from net investment income and net realized short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) declared and paid by the Fund will be taxable as ordinary income to its shareholders. Any capital gain distributions, attributable to the Fund's net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses), will generally be taxable to shareholders as long-term capital gain, regardless of the length of time that the Fund's shares have been held. Such dividends and distributions will be taxable to shareholders irrespective of whether the shareholder takes them in cash or has them automatically reinvested in additional Fund shares. You may be eligible to defer the taxation of dividend and capital gains distributions on Fund shares which are held under a qualified tax-deferred retirement plan. The Fund does not expect its dividends to qualify for the dividends-received deduction allowed to corporate shareholders.

   The Fund's shareholders will not be subject to federal income taxes on any Fund dividends attributable to interest from tax-exempt securities. However, dividends attributable to interest from taxable securities and capital gains (if any) will be taxable to shareholders, regardless of whether such dividends are paid in cash or reinvested in Fund shares. In addition, by complying with the applicable provisions of the California Revenue and Taxation Code, Fund dividends also will be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes were such instruments held directly by an individual.

   The federal alternative minimum tax ("AMT") rules attempt to ensure that at least a minimum amount of tax is paid by corporate and high-income noncorporate taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for the purposes of calculating the AMT. Among the tax preference items which must be considered when calculating the AMT is tax-exempt interest from "private activity bonds" issued after August 7,





                                       15                            PROSPECTUS

1986. To the extent that the Fund invests in private activity bonds, shareholders of these Funds who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares. With respect to corporate shareholders, exempt- interest dividends paid by the Fund are included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the date of this Prospectus, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

   An investor must provide a valid taxpayer identification number ("TIN"), generally the investor's social security or employer identification number, upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. In addition, the Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the TIN provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return.

   Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes -- Foreign Shareholders" in the Fund's SAI.

   The foregoing discussion is based on tax laws in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisor with respect to their specific tax situation and state and local taxes. Further federal income tax considerations are discussed in the SAI.





                                       16                            PROSPECTUS

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

   The California Tax-Free Money Market Trust Fund may invest in the following municipal obligations with remaining maturities not exceeding thirteen months:

         (i) long-term municipal bonds rated at the date of purchase "MIG 1" or "MIG 2" or, if no medium- or short- term rating is available, "Aa" or better by Moody's or "AA" or better by S&P;

         (ii) medium-term municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" or "SP-1" by S&P; and

         (iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A1+" by S&P.

Pending the investment of proceeds from the sale of Fund shares or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the Fund may elect to invest temporarily up to 20% of the current value of its total assets in cash reserves or the following taxable high-quality money market instruments:

         (i)      U.S. Government obligations;

         (ii)     bank instruments;

         (iii)    rated commercial paper;

         (iv)     repurchase agreements;

         (v)      foreign bank obligations;

         (vi) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes; and

         (vii)    certain securities issued by other investment companies.


         Moreover, the Fund may invest temporarily more than 20% of its total assets in such securities and in high- quality, short-term municipal obligations the interest on which is not exempt





                                      A-1                            PROSPECTUS
from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

  Municipal Obligations

         Subject to the maturity and other restrictions of Rule 2a-7, the Fund may invest in Municipal Obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the Fund may invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Fund's fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income tax and not subject to the federal alternative minimum tax.

         The Fund will invest in the following municipal obligations with remaining maturities not exceeding 13 months:

         (i) long-term municipal bonds rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P;

         (ii) municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" "SP-1" or "SP-2" by S&P; and

         (iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+", or "A- 1" or "A-2" by S&P.

         For a further discussion of factors affecting purchases of municipal obligations by the Fund, see "Special Considerations Affecting California Municipal Obligations" in the SAI.


 U.S. Government Obligations

   U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.





                                      A-2                            PROSPECTUS

Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

   The Fund may also purchase "stripped securities," which include participations in trusts that hold U.S. Treasury obligations (such as TIGRs and CATS) and interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System which represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

 Other Investment Companies

   For temporary investments, the Fund may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities subject to the limits set forth under Section 12 of the 1940 Act, provided however, that any such company has a policy of investing, under normal market conditions, at least 80% of its net assets in obligations that are exempt from federal income tax and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Fund; however, Wells Fargo Bank has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Under Section 12(d)(l), a Fund, together with any company or companies controlled by it, is generally prohibited from owning more than 3% of the total outstanding voting stock of any such investment company, nor may a Fund, together with any such company or companies, invest more than 5% of its assets in any one such investment company or invest more than 10% of its assets in securities of all such investment companies combined.

 Floating- and Variable-Rate Instruments

   Certain of the debt instruments that the Fund may purchase bear interest at rates that are not fixed, but vary for example, with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to





                                      A-3                            PROSPECTUS
tender them back to the issuer at par value prior to maturity. The Fund may, in accordance with SEC rules, account for these instruments as maturing at the next interest rate readjustment date or the date at which the Fund may tender the instrument back to the issuer, whichever is later. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such obligations. The Fund may invest in floating- and variable-rate obligations even if they carry stated maturities in excess of 397 days, upon compliance with certain conditions of the SEC, in which case such obligations will be treated in accordance with these conditions as having maturities not exceeding 397 days.

   Wells Fargo Bank, as investment adviser to the Fund, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time the Fund elects to demand payment and the time payment is due, thereby affecting the Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

 Repurchase Agreements

   The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that could otherwise be purchased by the Fund. All repurchase agreements must be collateralized at 102% based on values that are marked to market daily. While the maturities of the underlying securities in a repurchase agreement transaction may be greater than 397 days, the term of any repurchase agreement on behalf of the Fund will always be less than one year. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. The Fund will enter into repurchase agreements only with primary reporting dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with Wells Fargo Bank. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

 Letters of Credit

   Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.





                                      A-4                            PROSPECTUS

 Foreign Obligations

   The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Taxable Investments

   Pending the investment of proceeds from the sale of shares of the Fund or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

   Moreover, the Fund may invest temporarily more than 20% of its total assets in such securities and in high- quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

  Illiquid Securities

   Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in [SECTION 4(2)] of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine





                                      A-5                            PROSPECTUS
months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans may be subject to this limitation.

         If otherwise consistent with its investment objective and policies, the Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security.


INVESTMENT POLICIES AND RESTRICTIONS

         The Fund's investment objective, as set forth in the "How the Funds Work--Investment Objective and Policies" section, is fundamental. Accordingly, such investment objective and policies may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such a change without shareholder approval and will disclose any such material changes in the then-current prospectus.

         As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of the net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) investments in municipal securities by the Fund (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), (b) U.S. Government obligations, and
(c) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

         As matters of nonfundamental policy: The Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. It may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.





                                      A-6                            PROSPECTUS

         For purposes of complying with the Code, the Fund will diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         In addition, at least 65% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest that is exempt from California personal income tax. However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations.





                                      A-7                            PROSPECTUS

THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO]
P.O. Box 7066
San Francisco, CA 94120-7066





STAGECOACH MONEY MARKET FUNDS:

  -  are NOT FDIC insured
  -  are NOT deposits or obligations of Wells Fargo Bank
  -  are NOT guaranteed by Wells Fargo Bank
  -  involve investment risk, including possible loss of
     principal
  -  seek to maintain a stable net asset value of $1.00 per             [LOGO]
     share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.

[LOGO]
Printed on Recycled Paper                                       [SC0232 (2/97)]

                              SAGECOACH FUND, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated February 17, 1997

                     CALIFORNIA TAX-FREE MONEY MARKET TRUST

                       __________________________________

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one fund in the Stagecoach Family of funds -- the CALIFORNIA TAX-FREE MONEY MARKET TRUST (the "Fund"). The Fund offers a single class of shares. The investment objective of the Fund is described in its prospectus under "How the Fund Works -- Investment Objective and Policies."

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 17, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc., the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       __________________________________

                                     TABLE OF CONTENTS
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . .  5
Special Considerations Affecting
  California Municipal Obligations  . . . . . . . . . . . . . . . . . . . . .  7
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . .  17
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                            INVESTMENT RESTRICTIONS

             The Fund is subject to the following investment restrictions, all of which are fundamental policies.

             The Fund may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) obligations of the United States Government, its agencies or instrumentalities, and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

             (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management;

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

             (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

             In addition, the Fund may not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

             The Fund is subject to the following non-fundamental policies.

             The Fund may not:

             (1) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (4) purchase equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

             In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. These unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

             In addition, as provided in Rule 2a-7 under the 1940 Act, the Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Fund would own no more than 10% of the voting securities of any one issuer; the Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the procedures of the Fund adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, provided that when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments, provided that the Company's Board approves or ratifies such investments.

             When-Issued Securities. Certain of the securities in which the Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the Fund has no present intention to invest in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             The Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations, or other high-quality debt instruments in an amount at least equal in value to their respective commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

             Municipal Bonds. The Fund may invest in municipal bonds. As discussed in the Fund's Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain Fund for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining Fund for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain Fund to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

             Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.


                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

             Certain debt obligations held by the Fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. The extent to which the California Legislature will continue to appropriate a portion of the state's general Fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by this Fund may be impaired.

             Certain of the municipal obligations in which the Fund may invest may be obligations of California issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The California Constitution limits the powers of municipalities to impose and collect ad valorem taxes on real property, which, in turn, restricts the ability of municipalities to service their debt obligations from such taxes.

             For example, Article XIIIA of the California Constitution, as amended, limits ad valorem real property taxes to 1% of the full cash value of the property, defined as the county tax assessor's valuation as of March 1, 1975, plus adjustments not to exceed 2% per year, adjustments upon purchase, change of ownership or new construction after that date, and certain other adjustments. Article XIIIB provides that state and local government appropriations from certain revenue sources each year may not exceed the "appropriations limit" related to such revenue sources set forth for the fiscal year 1978-79, with certain adjustments made for changes in the cost of living and population and certain limited exemptions. Because of the complex nature of Articles XIIIA and XIIIB, ambiguities and possible inconsistencies in their respective terms, the existence of litigation challenging these provisions and the impossibility of predicting future appropriations and changes in population and cost of living, it is not possible to determine the impact of Article XIIIA or Article XIIIB or any implementing or related legislation on the municipal obligations in the Fund or the ability of state or local government to pay the interest on, or repay the principal of, such municipal obligations.

             There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

             The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,

Winston-Salem, NC  27104                                                   Wake Forest University
                                                                           Calloway School, of
                                                                           Business and
                                                                           Accountancy; Associate Professor of Finance
                                                                           of the School of Business and Accounting at
                                                                           Wake Forest University since 1983.

Joseph N. Hankin, 55                          Director                     President, Westchester
75 Grasslands Road                                                         Community College since
Valhalla, N.Y. 10595                                                       1971; President of Hartford
                                                                           Junior College from 1967 to
                                                                           1971; Adjunct Professor of
                                                                           Columbia University
                                                                           Teachers College since
                                                                           1976.

*W. Rodney Hughes, 70                         Director                     Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                     Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                     Private Investor; Real Estate
10 Legrae Street                                                           Developer; Chairman
Charleston, SC 29401                                                       of Renaissance
                                                                           Properties Ltd.;
                                                                           President of  Morse
                                                                           Investment
                                                                           Corporation; and Co-
                                                                           Managing Partner of
                                                                           Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

                               COMPENSATION TABLE

                                   Period Ended                           Period Ended
                                   ------------                           -------------
                                 December 31, 1995                     September 30, 1996
                                 -----------------                     ------------------
                                              Total                                       Total
                           Aggregate       Compensation           Aggregate           Compensation
                         Compensation     from Registrant        Compensation        from Registrant
                             from            and Fund                from                and Fund
                          Registrant         Complex              Registrant             Complex
                          ----------         --------              ----------             --------
Name and Position
-----------------
 Jack S. Euphrat            $10,188            $39,750              $______             $______
    Director

 *R. Greg Feltus               0                   0                $______             $______
    Director

  Thomas S. Goho            10,188              39,750              $______             $______
    Director

 Joseph N. Hankin             N/A                N/A                $______             $______
     Director

  *Zoe Ann Hines               0                   0                $______             $______
    Director
 (resigned as of
  September 6, 1996)

*W. Rodney Hughes            9,438              37,000              $______             $______
     Director

 Robert M. Joses             9,938              39,000              $______             $______
     Director

 *J. Tucker Morse            8,313              33,250              $______             $______
     Director

             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.


             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


             INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank pursuant to an Advisory Contract. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank has agreed to provide to the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund's portfolio. Wells Fargo is entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets for providing investment advisory services.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo and the Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of ____% and ____%, respectively, of the average daily net assets of the Fund.

             The Advisory Contract, Administration and Co-Administration Agreements for the Fund provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Plan but including the fees provided for in the Advisory Contract, Administration and Co-Administration Agreements) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the Advisory Contract, Administration and Co-Administration Agreements, respectively, for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The Advisory Contract, Administration and Co-Administration Agreements further provide that the Fund's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced as necessary. The most stringent applicable restriction limits these expenses for any fiscal year to 2.50% of the first $30 million of the Fund's average net assets, 2.00% of the next $70 million of average net assets, and 1.50% of the average net assets in excess of $100 million.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into shareholder servicing agreements with Wells Fargo Bank. See "Servicing Plan" in this SAI.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells
Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Fund, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo
Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement for a fee calculated as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

             For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.04% of the Fund's average daily net assets.

             UNDERWRITING COMMISSIONS. The Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

             DEFENSIVE 12B-1 PLAN. The Fund has entered into a "defensive" Distribution Plan under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan reflects that, to the extent any fees paid pursuant to the servicing plan are deemed to be "primarily intended to result in the sale of shares" of the Fund, such fees are approved pursuant to the Plan. The Plan will not result in any separate payment of fees by the Fund.

                                 SERVICING PLAN

             As indicated in the prospectus, the Company's Board of Directors, adopted a Servicing Plan ("Servicing Plan") and related form of Shareholder Servicing Agreement on October 24, 1996, with respect to the Fund. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

             Under the Servicing Plan and pursuant to the shareholder servicing agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.20% of the average daily net assets of the Fund's shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules.

             The Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

             The Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

             Yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Tax-equivalent yield for the Fund is computed by dividing that portion of the yield of the Fund which is tax- exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

             Effective yield and effective tax-equivalent yield for the Fund are calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

             The yield for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             Yield information for the Fund may be useful in reviewing the performance of Fund shares and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate, the Company may quote the performance or price-earning ratio of the Fund in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the

National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual Fund on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund also may be compared to that of other mutual Fund having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual Fund. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

             Any such comparisons may be useful to investors who wish to compare past performance of the Fund with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and
(iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Fund, provides various services to its customers that are also shareholders of the Fund.
These services may include access to Stagecoach Fund's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Fund through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Fund account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets under management by Wells Fargo Investment Management Group ("IMG"). As of December 31, 1996, IMG had $_________ billion in assets under management. The Company also may disclose in advertising and other types of sales literature the amount of assets and mutul fund assets managed by Wells Fargo Bank. As of December
31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $___ billion of assets of individual, trusts, estates and institutions and $___ billion of mutual fund assets.

             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information

Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per Fund share is determined by the Custodian on each Business Day, as described in the Prospectus for the Fund.

             As indicated under "Investing In The Fund -- Share Price" in the Prospectus, the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the

Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Fund may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             Wells Fargo Bank, as the investment adviser to the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

             SECURITIES OF REGULAR BROKER/DEALERS. As of the date of this SAI, the Fund owned no securities of its "regular brokers or dealers" or their parents, as defined in the Act.

             PORTFOLIO TURNOVER. Because the Fund's portfolio consists of securities with relatively short-term maturities, the Fund can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.


                                FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

             The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

             Qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the

Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year.

             In addition, in order to qualify under the Code to pay exempt-interest dividends, the Fund intends that at least 50% of the value of its total assets at the close of each quarter of a taxable year will consist of obligations the interest on which is exempt from federal income tax. The portion of total dividends paid by the Fund with respect to any taxable year that constitutes tax-exempt-interest dividends will be the same for all shareholders receiving dividends during such year. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. However, see "California Tax Issues" below.

             Generally, dividends and distributions of capital gains are taxable to shareholders when they are received. However, dividends and distributions of capital gains declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls. In addition, a 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either distribute, or be deemed to distribute, all of its net investment income and net capital gains by the end of the calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, the Fund will not be eligible to elect to "pass through" foreign tax credits to shareholders. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities sold have been held by it for more than one year, except in certain cases where the Fund acquires a put thereon. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of securities will be short-term capital gains or losses. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually.
Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as a capital gains distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

             If a shareholder receives such a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated and capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             As of the date of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to the phase-out of exemptions and elimination of deductions), the maximum individual rate applicable to net realized capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net realized capital gains is 35.00%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

             If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

             Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             If, in the opinion of the Fund, ownership of its shares has or may become concentrated to an extent that could cause the Fund to be deemed a personal holding company within the meaning of the Code, the Fund may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             It is expected that the net income of the Fund will be a positive amount at the time of each determination thereof. If, however, the net income of a Fund determined at any time is a negative amount (which could occur, for instance, upon nonpayment of interest and/or principal by an issuer of a security held by a Fund), the Fund would, pursuant to SEC rules, first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If, and to the extent that, such negative amount exceeds such declared dividends at the end of the month, the Fund will reduce the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents the shareholder's proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in a Fund.

             Although dividends will be declared daily with respect to the Fund based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. If during the year, the Fund had reduced the number of shares, as described above, due to such a shortfall, shareholders who had redeemed shares prior to such reduction could be deemed to have realized a capital gain to the extent of the reduction, while shareholders redeeming shares after the reduction could be deemed to have realized a capital loss to the extent of the reduction. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

Special Tax Considerations for the Fund.

             Federal -- The Fund does not expect to earn any significant investment company taxable income. If the Fund does earn any taxable income, such income, when distributed, will be taxable to shareholders. Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

             Shareholders who may be "substantial users" (or related persons of substantial users) with respect to municipal securities held by the Fund should consult their tax advisers to determine whether exempt-interest dividends and California exempt-interest dividends (as defined below) paid by the Fund with respect to such obligations retain their federal and California tax exclusions. In this connection, the rules regarding the possible unavailability of exempt dividend treatment to substantial users are similar for federal and California state tax purposes.

             Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal and California income tax.

             California Tax Issues -- The Fund expects to be exempt from tax in California on the same basis as under Subchapter M of the Code as described above. Moreover, if at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). Under normal market conditions, the Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.

             Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.

             Other Matters. shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

                                 CAPITAL STOCK

             The Fund is one of the Stagecoach Family of funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of 24 other funds.

             The Fund offers one class of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent- deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             In situations where voting by series is required by law or where the matter involved only affects one series, shares of the Fund will be voted by series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each Fund share represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a fund are entitled to receive the assets attributable to the fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

As of February 17, 1997, Stephens was the beneficial owner of 100% of the outstanding voting securities of the Fund and, as such, could be considered a "controlling person" of the Fund for purposes of the 1940 Act. Upon commencement of the public offering of the Fund's shares it is expected that Stephens will own a significantly smaller percentage of the Fund's shares and will no longer be considered a controlling person.

                                     OTHER

             The Registration Statement, including the Prospectus of the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI of the Fund as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' reports for the Company's fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on or about November __, 1996. The Company's annual report may be obtained by calling 1-800-222- 8222.

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime- 2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                             STAGECOACH FUNDS, INC.
                    SEC REGISTRATION NOS. 33-42927; 811-6419

                                     PART C

                               OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

       (a)   Financial Statements:

                    Not Applicable.

       (b)   Exhibits:

      Exhibit
      Number                                           Description
      ------                                           -----------


       1                     -  Amended and Restated Articles of Incorporation
                                dated November 22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29,
                                1995.

       2                     -  By-Laws, incorporated by reference to the
                                Initial Registration Statement, filed September
                                30, 1991.

       3                     -  Not Applicable

       4                     -  Not Applicable

       5(a)(i)               -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Asset Allocation Fund,
                                incorporated by reference to  Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       5(a)(ii)              -  Sub-Advisory Contract with BZW Barclays Global
                                Fund Advisors on behalf of the Asset Allocation
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 21 to the
                                Registration Statement, filed February 29,
                                1996.

       5(b)(i)               -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the U.S. Government Allocation
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       5(b)(ii)              -  Sub-Advisory Contract with BZW Barclays Global
                                Fund Advisors on behalf of the U.S.  Government
                                Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the
                                Registration Statement, filed February 29,
                                1996.

       5(c)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Money
                                Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       5(d)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       5(e)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       5(f)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       5(g)(i)               -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Corporate Stock Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       5(g)(ii)              -  Sub-Advisory Contract with BZW Barclays Global
                                Fund Advisors on behalf of the Corporate Stock
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 21 to the
                                Registration Statement, filed February 29,
                                1996.

       5(h)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective
                                Amendment No. 3 to the Registration Statement, filed May 1, 1992.

       5(i)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Income
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 4 to the
                                Registration Statement, filed September 10,
                                1992.

       5(j)                  -  Advisory Contract with Wells Fargo Bank, N.A.
                                on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 17 to the Registration Statement, filed November 29, 1995.

       5(k)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Arizona Tax-Free
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       5(l)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Balanced Fund, incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       5(m)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Equity Value Fund, incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       5(n)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Government Money
                                Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       5(o)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Intermediate Bond
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       5(p)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Money Market Trust
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       5(q)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the National Tax-Free
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       5(r)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Oregon Tax-Free
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       5(s)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Prime Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       5(t)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the Treasury Money
                                Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       5(u)                  -  Form of Advisory Contract with Wells Fargo
                                Bank, N.A. on behalf of the California Tax-
                                Free Money Market Trust, filed herewith.

       6(a)                  -  Amended Distribution Agreement with Stephens
                                Inc., incorporated by reference to Post-
                                Effective Amendment No. 15 to the Registration
                                Statement, filed May 1, 1995.

       6(b)                  -  Selling Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Funds, incorporated by
                                reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       7                     -  Not Applicable

       8(a)                  -  Custody Agreement with Wells Fargo
                                Institutional Trust Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       8(b)                  -  Custody Agreement with Wells Fargo
                                Institutional Trust Company, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       8(c)                  -  Custody Agreement with Wells Fargo
                                Institutional Trust Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       8(d)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Money
                                Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       8(e)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       8(f)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       8(g)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       8(h)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Money Market Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 3 to the Registration Statement, filed May 1, 1992.

       8(i)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the California Tax-Free Income
                                Fund, incorporated by reference to
                                Post-Effective Amendment No. 17 to the
                                Registration Statement, filed November 29,
                                1995.

       8(j)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 17 to the Registration Statement, filed November 29, 1995.

       8(k)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Short-Intermediate U.S.
                                Government Income Fund, incorporated by
                                reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10,
                                1994.

       8(l)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the National Tax-Free Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the
                                Registration Statement, filed April 29, 1996.

       8(m)                  -  Custody Agreement with Wells Fargo Bank, N.A.
                                on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective
                                Amendment No. 20 to the Registration Statement, filed February 28, 1996.

       8(n)                  -  Form of Custody Agreement with Wells Fargo Bank
                                on behalf of the Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual,
                                Intermediate Bond, Money Market Trust, National
                                Tax-Free, Oregon Tax-Free, Prime Money Market
                                Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       9(a)(i)               -  Administration Agreement with Stephens Inc. on
                                behalf of the Asset Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(ii)              -  Administration Agreement with Stephens Inc. on
                                behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(iii)             -  Administration Agreement with Stephens Inc. on
                                behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(iv)              -  Administration Agreement with Stephens Inc. on
                                behalf of the California Tax-Free Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       9(a)(v)               -  Administration Agreement with Stephens Inc. on
                                behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       9(a)(vi)              -  Administration Agreement with Stephens Inc. on
                                behalf of the Growth and Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(vii)             -  Administration Agreement with Stephens Inc. on
                                behalf of the Corporate Stock Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 2 to the Registration Statement, filed April 17, 1992.

       9(a)(viii)            -  Administration Agreement with Stephens Inc. on
                                behalf of the Money Market Mutual Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 3 to the Registration Statement, filed May 1, 1992.

       9(a)(ix)              -  Administration Agreement with Stephens Inc. on
                                behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 4 to the Registration Statement, filed September 10, 1992.

       9(a)(x)               -  Administration Agreement with Stephens Inc. on
                                behalf of the Diversified Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 4 to the Registration Statement, filed September 10, 1992.

       9(a)(xi)              -  Administration Agreement with Stephens Inc. on
                                behalf of the Short-Intermediate U.S.
                                Government Income Fund, incorporated by
                                reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10,
                                1994.

       9(a)(xii)             -  Administration Agreement with Stephens Inc. on
                                behalf of the National Tax-Free Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 19 to the
                                Registration Statement, filed December 18,
                                1995.

       9(a)(xiii)            -  Administration Agreement with Stephens Inc. on
                                behalf of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.

       9(a)(xiv)             -  Form of Administration Agreement with Stephens
                                Inc. on behalf of the Arizona Tax-Free,
                                Balanced, Equity Value, Government Money Market
                                Mutual, Intermediate Bond, Money Market Trust,
                                National Tax-Free, Oregon Tax-Free, Prime Money
                                Market Mutual and Treasury Money Market Mutual
                                Funds, incorporated by reference to
                                Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       9(b)(i)               -  Agency Agreement with Wells Fargo Bank, N.A. on
                                behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       9(b)(ii)              -  Agency Agreement with Wells Fargo Bank, N.A. on
                                behalf of the National Tax-Free Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the
                                Registration Statement, filed April 29, 1996.

       9(b)(iii)             -  Form of Agency Agreement with Wells Fargo Bank,
                                N.A. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.

       9(b)(iv)              -  Form of Amended Agency Agreement with Wells
                                Fargo Bank, NA on behalf of the Arizona Tax-
                                Free, Balanced, Equity Value, Government Money
                                Market Mutual, Intermediate Bond, Money Market
                                Trust, National Tax-Free, Oregon Tax-Free,
                                Prime Money Market Mutual and Treasury Money
                                Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the
                                Registration Statement, filed June 17, 1996.

       9(c)(i)               -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the California
                                Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

       9(c)(ii)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Corporate
                                Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the
                                Registration Statement, filed April 17, 1992.

       9(c)(iii)             -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the
                                Registration Statement, filed May 1, 1992.

       9(c)(iv)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the California
                                Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the
                                Registration Statement, filed November 29,
                                1995.

       9(c)(v)               -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Short-
                                Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective
                                Amendment No. 8 to the Registration Statement, filed February 10, 1994.

       9(c)(vi)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the National
                                Tax-Free Money Market Mutual Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 24 to the Registration Statement, filed April 29, 1996.

       9(c)(vii)             -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Asset Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(viii)            -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(ix)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Diversified Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(x)               -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Ginnie Mae Fund, incorporated by
                                reference to Post-Effective Amendment No.  15
                                to the Registration Statement, filed May 1,
                                1995.

       9(c)(xi)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Growth and Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xii)             -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xiii)            -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class B
                                Shares of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 20 to the Registration Statement, filed February 28, 1996.

       9(c)(xiv)             -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Asset Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xv)              -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xvi)             -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Diversified Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xvii)            -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xviii)           -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Growth and Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xix)             -  Amended Shareholder Servicing Agreement with
                                Wells Fargo Bank, N.A. on behalf of the Class A
                                Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(c)(xx)              -  Shareholder Servicing Agreement with Wells
                                Fargo Bank, N.A. on behalf of the Class A
                                Shares of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 20 to the Registration Statement, filed February 28, 1996.

       9(d)(i)               -  Servicing Plan on behalf of the National
                                Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November
                                29, 1995.

       9(d)(ii)              -  Servicing Plan on behalf of the Class B Shares
                                of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(iii)             -  Servicing Plan on behalf of the Class B Shares
                                of the California Tax-Free Bond Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(iv)              -  Servicing Plan on behalf of the Class B Shares
                                of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(v)               -  Servicing Plan on behalf of the Class B Shares
                                of the Ginnie Mae Fund, incorporated by
                                reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(vi)              -  Servicing Plan on behalf of the Class B Shares
                                of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(vii)             -  Servicing Plan on behalf of the Class B Shares
                                of the U.S. Government Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

       9(d)(viii)            -  Servicing Plan on behalf of the Class A Shares
                                of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18,
                                1995.

       9(d)(ix)              -  Servicing Plan on behalf of the Class B Shares
                                of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18,
                                1995.

       9(d)(x)               -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Class A
                                Shares of the Arizona Tax-Free, Balanced,
                                Equity Value, Government Money Market Mutual,
                                Intermediate Bond, National Tax-Free, Oregon
                                Tax-Free, Prime Money Market Mutual and
                                Treasury Money Market Mutual Funds,
                                incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       9(d)(xi)              -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Class B
                                Shares of the Arizona Tax-Free, Balanced,
                                Equity Value, Intermediate Bond, National Tax-
                                Free and Oregon Tax-Free Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17,
                                1996.

       9(d)(xii)             -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the
                                Institutional Class Shares of the Arizona
                                Tax-Free, Balanced, California Tax-Free Bond,
                                California Tax-Free Income, Equity Value,
                                Ginnie Mae, Growth and Income, Intermediate
                                Bond, Money Market Mutual, National Tax-Free,
                                Oregon Tax-Free, Prime Money Market Mutual,
                                Short-Intermediate Government and

                                Treasury Money Market Mutual Funds,
                                incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       9(d)(xiii)            -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Service
                                Class Shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       9(d)(xiv)             -  Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the Money
                                Market Trust and California Tax-Free Money
                                Market Trust, filed herewith.

       9(e)                  -  Cross Indemnification Agreement, incorporated
                                by reference to Post-Effective Amendment No. 11 to the Registration Statement of Stagecoach
                                Inc., filed July 27, 1994.

       10                    -  Opinion and Consent of Counsel, filed herewith.

       11                    -  Not Applicable.

       12                    -  Not Applicable

       13                    -  Investment letter, incorporated by reference to
                                Item 24(b) of Pre-Effective Amendment No. 1 to the Registration Statement, filed November 29,
                                1991.

       14                    -  Not Applicable

       15(a)(i)              -  Distribution Plan on behalf of the California
                                Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                1992.

         (a)(ii)             -  Distribution Plan on behalf of the Corporate
                                Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

         (a)(iii)            -  Distribution Plan on behalf of the Money Market
                                Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

         (a)(iv)             -  Distribution Plan on behalf of the California
                                Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

         (a)(v)              -  Distribution Plan on behalf of the
                                Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

         (a)(vi)             -  Distribution Plan on behalf of the National
                                Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

         (a)(vii)            -  Distribution Plan on behalf of the California
                                Tax-Free Money Market Trust, filed herewith.

          (b)(i)             -  Distribution Plan on behalf of the Class B
                                Shares of the Asset Allocation Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (b)(ii)            -  Distribution Plan on behalf of the Class B
                                Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (b)(iii)           -  Distribution Plan on behalf of the Class B
                                Shares of the Diversified Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (b)(iv)            -  Distribution Plan on behalf of the Class B
                                Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (b)(v)             -  Distribution Plan on behalf of the Class B
                                Shares of the Growth and Income Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (b)(vi)            -  Distribution Plan on behalf of the Class B
                                Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (b)(vii)           -  Distribution Plan on behalf of the Class B
                                Shares of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.

          (b)(viii)          -  Distribution Plan on behalf of the Class B
                                Shares of the Arizona Tax-Free, Balanced,
                                Equity Value, Intermediate Bond, National
                                Tax-Free and Oregon Tax-Free Funds,
                                incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.

          (c)(i)             -  Amended Distribution Plan on behalf of the
                                Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (c)(ii)            -  Amended Distribution Plan on behalf of the
                                Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (c)(iii)           -  Amended Distribution Plan on behalf of the
                                Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (c)(iv)            -  Amended Distribution Plan on behalf of the
                                Class A Shares of the Ginnie Mae Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 15 to the Registration Statement, filed May 1, 1995.

          (c)(v)             -  Amended Distribution Plan on behalf of the
                                Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         (c)(vi)             -  Amended Distribution Plan on behalf of the
                                Class A Shares of the U.S. Government
                                Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         (c)(vii)            -  Distribution Plan on behalf of the Class A
                                Shares of the Aggressive Growth Fund,
                                incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.

         (c)(viii)           -  Distribution Plan on behalf of the Class A
                                Shares of the Arizona Tax-Free, Balanced,
                                Equity Value, Government Money Market Mutual, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17, 1996.

       16(a)                 -  Schedules for Computation of Performance Data,
                                incorporated by reference to Post-Effective
                                Amendment No. 2, filed April 17, 1992.

       16(b)                 -  Schedules for Computation of Performance Data,
                                incorporated by reference to Post-Effective
                                Amendment No. 15, filed May 1, 1995.

       17                    -  Powers of Attorney, incorporated by reference
                                to Initial Registration Statement, filed
                                September 30, 1991.

       18(a)                 -  Rule 18f-3 Multi-Class Plan, incorporated by
                                reference to Post-Effective Amendment No.  14
                                to the Registration Statement, filed April 14,
                                1995.

       18(b)                 -  Amended Rule 18f-3 Multi-Class Plan,
                                incorporated by reference to Post-Effective
                                Amendment No. 19 to the Registration Statement, filed December 18, 1995.

       18(c)                 -  Amended Rule 18f-3 Multi-Class Plan,
                                incorporated by reference to Post-Effective
                                Amendment No. 25 to the Registration Statement, filed June 17, 1996.


Item 25.      Persons Controlled by or under Common Control with Registrant

              As of October 31, 1996, the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds each owned approximately 99% of the outstanding beneficial interests of the Asset Allocation, Corporate Stock and U.S. Government Allocation Master Portfolios, respectively, of Master Investment Trust ("MIT"). As of October 31, 1996, the Aggressive Growth, National Tax-Free Money Market Mutual and Small Cap Funds owned approximately 19%, 7% and 91% of the outstanding beneficial interests of the Capital Appreciation, Tax-Free Money Market and Small Cap Master Portfolios, respectively, of MIT. As such, each Fund could be considered a "controlling person" (as such term is defined in the 1940 Act) of the corresponding Master Portfolio.

Item 26.      Number of Holders of Securities

              As of October 31, 1996, the number of record holders of each class of Securities of the Registrant was as follows:

                     Title of Class                                           Number of Record Holders
                     --------------                                           ------------------------

                                                                Class A*              Class B       Institutional Class
                                                                -------               -------       -------------------


Aggressive Growth Fund                                            1,088                1,300                 N/A

Arizona Tax-Free Fund                                             355                    2                    8

Asset Allocation Fund                                            22,717                3,749                 N/A

Balanced Fund                                                     2,054                  4                   289

California Tax-Free Bond Fund                                    13,446                1,079                  67

California Tax-Free Income Fund                                   4,626                 N/A                   8

California Tax-Free Money Market Mutual Fund                     24,850                 N/A                  N/A

Corporate Stock Fund                                              1,103                 N/A                  N/A

Diversified Income Fund                                          11,914                1,238                 N/A

Equity Value Fund                                                 1,436                  6                   291

Ginnie Mae Fund                                                   8,769                 698                  189

Government Money Market Mutual Fund                               240                   N/A                  N/A

Growth and Income Fund                                           12,840                1,148                  38

Intermediate Bond Fund                                            247                    1                    12

Money Market Mutual Fund                                         23,193                 21                    11

Money Market Trust                                                 12                   N/A                  N/A

National Tax-Free Fund                                            176                    1                    8

National Tax-Free Money Market                                      9                   N/A                  N/A
          Mutual Fund

Oregon Tax-Free Fund                                              979                    2                    4


* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
**Designates the number of Class S recordholders.

                     Title of Class                                          Number of Record Holders
                     --------------                                          ------------------------

                                                                Class A*              Class B        Institutional Class
                                                                -------               -------        -------------------


Prime Money Market Mutual                                         518                  7***                   46

Short-Intermediate U.S. Government                                6,833                 N/A                  145
          Income Fund

Small Cap Fund                                                     30                   20                    4

Treasury Money Market Mutual Fund                                 124                  7***                  419

U.S. Government Allocation Fund                                   9,397                 267                  N/A


***Designates the number of Service Class recordholders.

Item 27.      Indemnification

              The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

              (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

                    (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28.      Business and Other Connections of Investment Adviser.

              Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment adviser to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

              To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
-------------------                   ------------------------------------------
H. Jesse Arnelle                      Senior Partner of Arnelle & Hastie
Director                              455 Market Street
                                      San Francisco, CA 94105

                                      Director of FPL Group, Inc.
                                      700 Universe Blvd.
                                      P.O. Box 14000
                                      North Palm Beach, FL 33408

William R. Breuner                    General Partner in Breuner Associates, Breuner Properties and
Director                              Breuner-Pavarnick Real Estate Developers.  Retired Chairman of
                                      the Board of Directors of John Breuner Co.
                                      2300 Clayton Road, Suite 1570
                                      Concord, CA 94520

                                      Vice Chairman of the California State Railroad
                                      Museum Foundation.
                                      111  I  Street
                                      Old Sacramento, CA 95814

William S. Davila                     President and Director of The Vons Companies, Inc.
Director                              618 Michillinda Avenue
                                      Arcadia, CA  91007

                                      Officer of Western Association of Food Chains
                                      825 Colorado Blvd. #203
                                      Los Angeles, CA 90041

Rayburn S. Dezember                   Director of CalMat Co.
Director                              3200 San Fernando Road
                                      Los Angeles, CA  90065

                                      Director of Tejon Ranch Co.
                                      P.O. Box 1000
                                      Lebec, CA  93243

                                      Director of Turner Casting Corp.
                                      P.O. Box 1099
                                      Cudahy, CA 90201

                                      Director of The Bakersfield Californian
                                      P.O. Box 440
                                      1707  I  Street
                                      Bakersfield, CA 93302

                                      Director of Kern County Economic Development Corp.
                                      P.O. Box 1229
                                      2700 M Street, Suite 225
                                      Bakersfield, CA 93301

                                      Chairman of the Board of Trustees of Whittier College
                                      13406 East Philadelphia Avenue
                                      P.O. Box 634
                                      Whittier, CA 90608

Paul Hazen                            Chairman of the Board of Directors of
Chairman of the                       Wells Fargo & Company
Board of Directors                    420 Montgomery Street
                                      San Francisco, CA  94105

                                      Director of Pacific Telesis Group
                                      130 Kearny Street
                                      San Francisco, CA  94108

                                      Director of Phelps Dodge Corp.
                                      2600 North Central Avenue
                                      Phoenix, AZ 85004

                                      Director of Safeway Inc.
                                      Fourth and Jackson Streets
                                      Oakland, CA  94660


Robert K. Jaedicke                    Accounting Professor and Dean Emeritus of
Director                              Graduate School of Business, Stanford University
                                      MBA Admissions Office
                                      Stanford, CA  94305

                                      Director of Homestake Mining Co.
                                      650 California Street
                                      San Francisco, CA 94108

                                      Director of California Water Service Company
                                      1720 North First Street
                                      San Jose, CA 95112

                                      Director of Boise Cascade Corp.
                                      1111 West Jefferson Street
                                      P.O. Box 50
                                      Boise, ID  83728

                                      Director of Enron Corp.
                                      1400 Smith Street
                                      Houston, TX  77002

                                      Director of GenCorp, Inc.
                                      175 Ghent Road
                                      Fairlawn, OH  44333

Paul A. Miller                        Chairman of Executive Committee and Director of
Director                              Pacific Enterprises
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

                                      Trustee of Mutual Life Insurance Company of New York
                                      1740 Broadway
                                      New York, NY  10019

                                      Director of Newhall Management Corporation
                                      23823 Valencia Blvd.
                                      Valencia, CA 91355

                                      Trustee of University of Southern California
                                      University Park  TGF 200
                                      665 Exposition Blvd.
                                      Los Angeles, CA 90089

Ellen M. Newman                       President of Ellen Newman Associates
Director                              323 Geary Street,  Suite 507
                                      San Francisco, CA 94102

                                      Chair of Board of Trustees of
                                      University of California at San Francisco Foundation
                                      250 Executive Park Blvd., Suite 2000
                                      San Francisco, CA  94143

                                      Director of American Conservatory Theater
                                      30 Grant Avenue
                                      San Francisco, CA 94108

                                      Director of California Chamber of Commerce
                                      1201 K Street, 12th Floor
                                      Sacramento, CA 95814

Philip J. Quigley                     Chairman, Chief Executive Officer and
Director                              Director of Pacific Telesis Group
                                      130 Kearney Street, Rm. 3700
                                      San Francisco, CA 94108

                                      Director of Varian Associates
                                      3050 Hansen Way
                                      P.O. Box 10800
                                      Palo Alto, CA 94303

Carl E. Reichardt                     Chairman and Chief Executive Officer of the
Director                              Board of Directors of Wells Fargo & Company
                                      420 Montgomery Street
                                      San Francisco, CA 94105

                                      Director of Ford Motor Company
                                      The American Road
                                      Dearborn, MI  48121

                                      Director of Hospital Corporation of America,
                                      HCA-Hospital Corp. of America
                                      One Park Plaza
                                      Nashville, TN  37203

                                      Director of Pacific Gas and Electric Company
                                      77 Beale Street
                                      San Francisco, CA 94105

                                      Director of Newhall Management Corporation
                                      23823 Valencia Blvd.
                                      Valencia, CA 91355


Donald B. Rice                        President, Chief Operating Officer and Director of
Director                              Teledyne, Inc.
                                      2049 Century Park East
                                      Los Angeles, CA  90067

                                      Director of Vulcan Materials Company
                                      One Metroplex Drive
                                      Birmingham, AL  35209

                                      Retired Secretary of the Air Force

Susan G. Swenson                      President and Chief Executive Officer of Cellular One
Director                              651 Gateway Blvd.
                                      San Francisco, CA 94080

Chang-Lin Tien                        Chancellor of University of California at Berkeley
Director                              UC at Berkeley
                                      Berkeley, CA 94720

John A. Young                         President, Director and Chief Executive Officer of
Director                              Hewlett-Packard Company
                                      3000 Hanover Street
                                      Palo Alto, CA  94304

                                      Director of Chevron Corporation
                                      225 Bush Street
                                      San Francisco, CA  94104

William F. Zuendt                     Director of 3Com Corp.
President                             5400 Bayfront Plaza
                                      P.O. Box 58145
                                      Santa Clara, CA  95052

                                      Director of MasterCard International
                                      888 Seventh Avenue
                                      New York, NY 10106

                                      Trustee of Golden Gate University
                                      536 Mission Street
                                      San Francisco, CA 94163


             Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as the sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. As of May 1, 1996, BGFA no longer served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. As of this date, BGFA served as sub-adviser to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invest substantially all of their assets.

             The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position                   Principal Business(es) During at
at BGFA                             Least the Last Two Fiscal Years
---------------------               --------------------------------
Frederick L.A. Grauer               Chairman and Director of WFNIA and WFITC
Chairman, Director                  45 Fremont Street, San Francisco, CA 94105

Donald L. Luskin                    Chief Executive Officer of WFNIA's Defined Contribution Group
Vice Chairman & Director            45 Fremont Street, San Francisco, CA 94105

Irving Cohen                        Chief Financial Officer and Chief Operating Officer of Barclays Bank
Director                            PLC, New York Branch and Chief Operating Officer of Barclays Group, Inc.
                                    (USA); previously, Chief Financial Officer of Barclays de Zoete Wedd
                                    Securities Inc. (1994)
                                    222 Broadway, New York, NY 10038

Andrea M. Zolberti                  Chief Financial Officer of WFNIA and WFITC
Chief Financial Officer             45 Fremont Street, San Francisco, CA 94105

Vincent J. Bencivenga               Previously Vice President at State Street Bank & Trust Company
Chief Fiduciary Officer             One Financial Center, Boston, MA 02111


              Prior to January 1, 1996 Wells Fargo Nikko Investment Advisors ("WFNIA") served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "The Funds and Management" in the Prospectus and "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.


Item 29.      Principal Underwriters.

              (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., MasterWorks Funds, Inc. (formerly, Stagecoach Inc. and Stagecoach Trust; Nations Funds, Inc., Nations Fund Portfolio, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., and Nations Government Income Term Trust 2004, Inc., and Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies and Nations Fund Trust, Nations Funds, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly, The Capitol Mutual Funds), which are open-end management investment companies.

      (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

              (c)   Not Applicable.

Item 30.      Location of Accounts and Records.

             (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

             (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

             (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

             (d) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

             (e) Stephens maintains all Records relating to its services as sponsor, administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.      Management Services.

              Other than as set forth under the captions "The Fund, the Master Portfolio and Management" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.      Undertakings.

             (a)    Not Applicable.

             (b) With respect to the California Tax-Free Money Market Trust, Registrant undertakes to file a Post-Effective Amendment using financials, which need not be certified, within four to six months from the effective date of this Post-Effective Amendment to its Registration Statement.

             (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and

                    Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

             (d)    Not Applicable.

             (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                  SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 2nd day of December, 1996.

                                        STAGECOACH FUNDS, INC.


                                        By /s/Richard H. Blank, Jr.
                                           ------------------------
                                              Richard H. Blank, Jr.
                                              Secretary and Treasurer
                                              (Principal Financial Officer)

             Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

      Signature                                       Title
      ---------                                       -----

               *                        Director, Chairman and President
      ------------------------          (Principal Executive Officer)
      (R. Greg Feltus)

      /s/ Richard H. Blank, Jr.         Secretary and Treasurer (Principal
      ------------------------          Financial Officer)
      (Richard H. Blank, Jr.)

               *                        Director
      ------------------------
      (Jack S. Euphrat)

               *                        Director
      ------------------------
      (Thomas S. Goho)

               *                        Director
      ------------------------
      (Zoe Ann Hines)

               *                        Director
      ------------------------
      (W. Rodney Hughes)

               *                        Director
      ------------------------
      (Robert M. Joses)

               *                        Director
      ------------------------
      (J. Tucker Morse)


December 2, 1996

*By   /s/ Richard H. Blank, Jr.
      -------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact

                            STAGECOACH FUNDS, INC.
                         FILE NOS. 33-42927; 811-6419

                                EXHIBIT INDEX

EXHIBIT NUMBER                                   DESCRIPTION


#EX-99.B5(u)                    Form of Advisory Contract between Wells Fargo
                                Bank, N.A. and the California Tax-Free Money
                                Market Trust

#EX-99.B9(d)(xiv)               Servicing Plan and Form of Shareholder
                                Servicing Agreement on behalf of the California
                                Tax-Free Money Market Trust

#EX-99.B10                      Opinion and Consent of Counsel

#EX-99.B15(a)(vii)              Distribution Plan